Exhibit 10.1

AMENDMENT NO. 2 TO PURCHASE AGREEMENT

     THIS AMENDMENT NO. 2 TO PURCHASE AGREEMENT (the “Amendment”) is dated as of July 8, 2005 and is by and among SCHLUMBERGER TECHNOLOGY CORPORATION, a Texas corporation, for itself and as successor in interest to CAMCO INTERNATIONAL INC., a Delaware corporation (“STC”), SCHLUMBERGER SURENCO S.A., a Panamanian company (“Surenco”), and SCHLUMBERGER OILFIELD HOLDINGS LTD., a British Virgin Islands company (“SOHL” and together with STC and Surenco, each a “Seller” and, collectively, the “Sellers” or “Schlumberger”), HANOVER COMPRESSOR COMPANY, a Delaware corporation (“Hanover”), and HANOVER COMPRESSION LIMITED PARTNERSHIP, a Delaware limited partnership (“Purchaser”). Terms used and not defined herein shall have the meanings assigned to them in the Purchase Agreement dated June 28, 2001, by and among STC, Camco International Inc., Surenco, SOHL, Hanover and Purchaser (the “Purchase Agreement”).

RECITALS

     A. WHEREAS, the Sellers, Hanover and Purchaser entered into the Purchase Agreement on June 28, 2001; and

     B. WHEREAS, the Sellers, Hanover and Purchaser entered into Amendment No. 1 to the Purchase Agreement on August 30, 2001;

     C. WHEREAS, the Sellers, Hanover and Purchaser desire to amend the Purchase Agreement as set forth in this Amendment to reflect their agreement to eliminate the right of Schlumberger to designate a director to serve on the Board of Directors of Hanover as contemplated in Section 5.9 of the Purchase Agreement; and

     D. WHEREAS, Schlumberger has held shares of common stock of Hanover that were issued to it pursuant to the Purchase Agreement in 2001 and desires to position itself to have maximum flexibility in terms of its ownership of such shares of common stock of Hanover.

AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Sellers, Hanover and Purchaser hereby agree as follows:

     1. Section 5.9 of the Purchase Agreement is hereby deleted in its entirety.

     2. The laws of the State of Texas shall govern the interpretation, validity and performance of the terms of this Amendment, regardless of the law that might be applied under principles of conflicts of law.

     3. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

SCHLUMBERGER TECHNOLOGY CORPORATION

By:	/s/ T. H. LIM

Name:	T. H. Lim

Title:	Attorney-in-fact

SCHLUMBERGER SURENCO S.A.

By:	/s/ T. H. LIM

Name:	T. H. Lim

Title:	Attorney-in-fact

SCHLUMBERGER OILFIELD HOLDINGS LTD.

By:	/s/ T. H. LIM

Name:	T. H. Lim

Title:	Attorney-in-fact

HANOVER COMPRESSOR COMPANY

By:	/s/ JOHN E. JACKSON

Name:	John E. Jackson

Title:	President and Chief Executive Officer

HANOVER COMPRESSION LIMITED PARTNERSHIP

By:	/s/ JOHN E. JACKSON

Name:	John E. Jackson

Title:	President and Chief Executive Officer